Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into CFM Technologies, Inc.'s previously filed Form S-8 Registration Statement File No. 333-19749.



                                             /s/ Arthur Andersen LLP
                                             -------------------------
                                             Arthur Andersen LLP
Philadelphia, Pa.,
January 22, 1999